Exhibit 10.20


               THIRD AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT


     THIS AGREEMENT (the "Agreement") dated as of the 18th day of May, 2000, between FLEET BANK, N.A., with offices at 1125 Route 22 West, Bridgewater, New Jersey 08807 (the "Bank") and BARRINGER TECHNOLOGIES INC., a Delaware corporation, with offices at 30 Technology Drive, Warren, New Jersey 07059 ("BTI"), BARRINGER INSTRUMENTS INCORPORATED, a New Jersey corporation, with offices at 30 Technology Drive, Warren, New Jersey 07059 ("BII"), and BARRINGER RESEARCH LIMITED, a Canadian corporation with offices at 1730 Aimes Boulevard, Mississauga, Ontario, Canada L4W IVI "BRL").

                                   WITNESSETH:

     WHEREAS, BTI executed and delivered a revolving credit note to Bank in the original principal balance not to exceed Five Million and 00/100 Dollars ($5,000,000) (the "Revolving Credit Line"); and

     WHEREAS, the advances under the Revolving Credit Line are made by Bank in accordance with and subject to the terms, covenants, conditions and provisions of the Revolving Credit Loan Agreement, dated as of March 13, 1998 (as further amended herein and together with all prior amendments, the "Loan Agreement");

     WHEREAS, BTI and Bank modified the terms of the Loan Agreement pursuant to a First Loan Modification Agreement, dated as of July 1, 1999 (the "First Modification Agreement"), which among other things, added Digivision, Inc. ("Digivision"), as a guarantor of BTI's obligations under the Revolving Credit Line and the Loan Agreement (collectively, together with all related documents, the "Loan Documents");

     WHEREAS, BTI and Bank modified the terms of the Loan Agreement pursuant to an Amendment to Revolving Credit Loan Agreement and Guaranty Agreement, dated as of February 2, 2000 (the "Second Modification Agreement"), which among other things, released Digivision as a guarantor of BTI's obligations under the Loan Documents; and

     WHEREAS, BTI and Bank have agreed to further amend the terms and conditions of the Loan Agreement upon the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and for other valuable consideration, the parties hereby agree as follows:

     1. Preamble. Each and every part of the preamble hereof is incorporated herein by reference as if set forth at length.

     2. Amendment of Loan Agreement.

          a. The definition of Revolving Credit Termination Date is revised to June 27, 2001.

          b. Section 2.4 (Fees) is deleted and replaced with the following:

             SECTION 2.4 FEES. Effective as of the quarter beginning on July 1, 2000, Borrower shall pay an annual commitment fee to Lender on the Revolving Credit, which fee shall equal one-tenth of one percent (0.10%) of the Revolving Credit, measured on a per annum basis and payable as of the end of each of Borrower's fiscal quarters.

     3 Representations and Warranties. BTI represents and warrants to the Bank that the statements, representations and warranties made by BTI in the Loan Documents are true and correct in all material respects as of the date hereof.

     4. Affirmation. Except as expressly modified herein, the Loan Documents remain in full force and effect in accordance with the terms thereof. BTI hereby ratifies, confirms and approves all of the terms of the Loan Documents.

     5. Binding Effect. This Agreement shall be binding upon the parties hereto and their successors and assigns.

     6. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New Jersey.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


WITNESS/ATTEST:
BARRINGER TECHNOLOGIES INC.                  BARRINGER INSTRUMENTS INCORPORATED

By: /s/ RICHARD S. ROSENFELD                 By: /s/ RICHARD S. ROSENFELD
   -------------------------                     ------------------------------
   Name: Richard S. Rosenfeld                    Name: Richard S. Rosenfeld
   Title: Vice-President Finance                 Title: Vice-President Finance

Attest: /s/ KENNETH WOOD                     Attest: /s/ KENNETH WOOD
      ----------------------                        ---------------------------


BARRINGER RESEARCH LIMITED

By: /s/ STANLEY BINDER
   -------------------------
   Name: Stanley Binder
   Title: CEO

Attest: KENNETH WOOD
      ----------------------


FLEET BANK, N.A.

By: /s/   CRAIG W. HEAL
   -------------------------
   Name:  Craig W. Heal
   Title: Director


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